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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)      NOVEMBER 20, 1997
                           ----------------------

                              PACKAGED ICE,  INC.

                           ----------------------
               (Exact name of registrant as specified in charter)


         TEXAS                        333-29357              76-0316492
----------------------------     --------------------     ------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)


  8572 Katy Freeway, Suite 101, Houston,TX                77024
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(Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code    (713) 464-9384

                           ----------------------


                                     N/A

                           ----------------------

       (Former name or former address, if changed since last report.)
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Item 5.  Other Events

SALE OF PREFERRED STOCK AND WARRANTS

         On December 2, 1997, Packaged Ice, Inc., a Texas corporation (the "Company") entered into a Securities Purchase Agreement (the "Culligan Securities Purchase Agreement") with Culligan Water Technologies, Inc., a Delaware corporation ("Culligan") pursuant to which, Culligan will acquire 235,000 shares of the 10% Exchangeable Preferred Stock of the Company (the "10% Exchangeable Preferred Stock"), 94 shares of Series C Preferred Stock of the Company (the "Series C Preferred Stock"), and warrants, with an exercise price of $13.00 per share (the "Warrants"), to purchase 1,807,692 shares of the Company's $.01 par value Common Stock (the "Common Stock") for an aggregate price of $23.5 million, $10 million of which was paid on December 2, 1997 and $13.5 million of which will be paid on December 15, 1997. In addition, the Company entered into a Securities Purchase Agreement, dated December 2, 1997 (the "Jesselson Securities Purchase Agreement") with Erica Jesselson, an individual residing in the state of New York ("Jesselson") pursuant to which Jesselson purchased 15,000 shares of 10% Exchangeable Preferred Stock, 6 shares of Series C Preferred Stock and Warrants to acquire 115,385 shares of the Company's Common Stock for an aggregate price of $1.5 million. The Warrants are valid until the earlier to occur of (a) April 15, 2005 and (b) the first anniversary of the last day of the first period of twenty (20) consecutive Trading Days following a Qualifying IPO during which there is a Closing Price on each such Trading Day and the Closing Price on each such Trading Day equals or exceeds the Threshold Price. "Qualifying IPO" means an underwritten public offering of Common Stock at an aggregate price to the public of at least $40,000,000 and after which the Common Stock is listed on a national securities exchange or automated quotation system. "Closing Price" means, with respect to any Trading Day, the last reported sale price per share on such day of the Common Stock on the principal national securities exchange or automated quotation system on which the Common Stock is then listed. "Threshold Price" means, initially, $26.00, subject to adjustment. "Trading Day" means any day on which the principal national securities exchange or automated quotation system on which the Common Stock is listed is open for business. The Company intends to use the net proceeds to support the Company's plan of strategic acquisitions and for working capital.

         The 10% Exchangeable Preferred Stock is now the Company's most senior equity security. Holders of the 10% Exchangeable Preferred Stock shall be entitled to receive dividends equal to 10% of the liquidation preference thereof, and all dividends shall be fully cumulative. Dividends may be paid in cash or in kind by issuing a number of additional shares of the 10% Exchangeable Preferred Stock. If dividends are paid in kind, the Company shall also issue to the holders of the 10% Exchangeable Preferred Stock, additional warrants to purchase Common Stock at an exercise price of $13 per share. Holders of 10% Exchangeable Preferred Stock have no voting rights other than approval rights with respect to the issuance of parity or senior securities. The Company may redeem the 10% Exchangeable Preferred Stock at any time subject to contractual and other restrictions with respect thereto and to applicable provisions of the Texas Business Corporation Act and to the legal availability of funds therefor. The Company is obligated to redeem the 10% Exchangeable Preferred Stock for cash on April 15, 2005 subject to
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applicable provisions of the Texas Business Corporation Act.  The Company may
redeem all of the 10% Exchangeable Preferred Stock for notes in an aggregate principal amount of the liquidation preference amount of the 10% Exchangeable Preferred Stock.

         The Series C Preferred Stock was created to provide Culligan and Jesselson the right to vote a number of shares equal to the number of warrants issued to them, such rights to be effective only at such time or times that Culligan owns less than twenty percent (20%) of the fully diluted Common Stock. The Company may redeem all (but not less than all) of the Series C Preferred Stock at such time as the investors cease to own at least 50% of the Fully Diluted Warrant Common Stock (as defined in the Certificate of Designation of the Series C Preferred Stock.)

         The securities purchase agreements require a vote of two-thirds of the Board of Directors before the Company may take certain action relating to distributions, granting demand registration rights, guaranteeing indebtedness, making loans, changing the business, making acquisitions, pledging assets and becoming a party to a merger, consolidation or reorganization resulting in less than 51% of the Company's assets. The securities purchase agreements also contain certain restrictive covenants which the Company is required to adhere to while any of the 10% Exchangeable Preferred Stock is outstanding. In connection with the investment by Culligan, the holders of over 80% of the outstanding capital stock of the Company executed a voting agreement pursuant to which Culligan may designate two representatives to be elected to the Board of Directors and the shareholders shall elect such persons to the Board. Also in connection with the issuance of stock, Culligan was granted demand and piggy back registration rights under a registration rights agreement. The demand gives Culligan the right to cause the Company to register its securities at any time after 180 days following completion by the Company of a public equity offering. In addition, James F. Stuart, A.J. Lewis III and Steven Rosenberg entered into a parallel exit agreement with Culligan guaranteeing Culligan the right to participate pro rata in sales to third parties. Culligan and Jesselson also entered into a Stock Transfer Restriction Agreement which precludes them from transferring the Series C Preferred Stock or Common Stock issued under the warrant to the Company's primary competitor.

OPTION TO REPURCHASE SENIOR NOTES

         The Company has obtained options to repurchase $61,250,000, principal amount of the Company's 12% Series B Senior Notes due 2004 (the "Series B Notes") and 12% Series C Notes due 2004 (the "Series C Notes") pursuant to option agreements dated November 20, 1997 (the "Option Agreements"). The Option Agreements entitle the Company to repurchase the Series B Notes and the Series C Notes from the holders of such notes at 105% of the outstanding principal,
plus accrued but unpaid interest to the date of repurchase.   The option to
repurchase the notes will expire at 5:00 PM, Eastern Standard Time, on January 31, 1998. The Company paid the holders of the Series C Notes who accepted the Option Agreements $15 for each $1,000 in principal amount of the outstanding notes.
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REGISTRATION OF SENIOR NOTES

         On October 16, 1997, the Company completed the sale of $25 million of Series C Notes in compliance with a private placement offering which was prepared in compliance with Rule 144a and Regulation D under the Securities Act (the "Private Placement"). According to the terms of a registration agreement entered into by the Company pursuant to the Private Placement, the Company agreed to file a registration statement, on an appropriate registration form (the "Exchange Offer Registration Statement"), under the Securities Act within sixty (60) days from the date of the first issuance of the Series C Notes (the "Issue Date") and to use its best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 120 days after the Issue Date.

         The Company does not intend to file the Exchange Offer Registration Statement with the Securities and Exchange Commission and will therefore be, pursuant to the registration rights agreement entered into during the Private Placement, under an obligation to pay additional interest ("Additional Interest") to each holder of the Series C Notes during the first 90-day period immediately following the failure of filing the Exchange Offer Registration Statement, in an amount equal to 0.5% per annum. The amount of cash interest will increase by an additional 0.5% per annum for each subsequent 90-day period until such Exchange Offer Registration Statement is filed. The Company's decision to refrain from filing the Exchange Offer Registration Statement was based on the Company's plan to repurchase the Series C Notes.



Item 7. Financial Statements and Exhibits

         a)  Exhibits


         Exhibit Number           Description of Document


                 4.1                       Certificate of Designation of Series C Preferred Stock.

                 4.2                       Certificate of Designation of 10% Exchangeable Preferred Stock

                 10.1                      Securities Purchase Agreements with Culligan Water Technologies, Inc.

                 10.2                      Securities Purchase Agreement with Jesselson

                 10.3                      Warrant Agreement with Culligan

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
                 10.4                      Warrant Agreement with Jesselson

                 10.5                      Registration Rights Agreement

                 10.6                      Voting Agreement

                 10.7                      Letter Agreement

                 10.8                      Parallel Exit Agreement

                 10.9                      Amendment No. 3 to The Amended and Restated Voting Agreement

                 10.10                     Transfer Restriction Agreement with Culligan

                 10.11                     Transfer Restriction Agreement with Jesselson

                 10.12                     Option Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PACKAGED ICE, INC.


Date:  December 15, 1997                   By:     /s/ A.J. Lewis III
                                                   ----------------------------
                                           Name:    A.J. Lewis III
                                           Title:   President
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                               INDEX TO EXHIBITS


         Exhibit Number                      Description of Document
         --------------                      -----------------------


                 4.1                       Certificate of Designation of Series C Preferred Stock.

                 4.2                       Certificate of Designation of 10% Exchangeable Preferred Stock

                 10.1                      Securities Purchase Agreements with Culligan Water Technologies, Inc.

                 10.2                      Securities Purchase Agreement with Jesselson

                 10.3                      Warrant Agreement with Culligan

                 10.4                      Warrant Agreement with Jesselson

                 10.5                      Registration Rights Agreement

                 10.6                      Voting Agreement

                 10.7                      Letter Agreement

                 10.8                      Parallel Exit Agreement

                 10.9                      Amendment No. 3 to The Amended and Restated Voting Agreement

                 10.10                     Transfer Restriction Agreement with Culligan

                 10.11                     Transfer Restriction Agreement with Jesselson

                 10.12                     Option Agreement